Form of Supplemental Indenture (Mortgage) for
General and Refunding Mortgage Bonds
collateralizing Remarketed Secured Notes
(including Form of Mortgage Bonds on pages 9 through 13).
                                                                   EXHIBIT 4-198




                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------


                       Dated as of

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                                 (a)         SERIES

                                      AND

                         (b) RECORDING AND FILING DATA
                                        i
                               TABLE OF CONTENTS*

                            ------------------------

                                                                        PAGE
                                                                        ---
PARTIES..............................................................     1
RECITALS
  Original Indenture and Supplementals...............................     1
  Issue of Bonds under Indenture.....................................     1
  Bonds heretofore issued............................................     1
  Reason for creation of new series..................................     4
  Bonds to be 1994 Series   .........................................     5
  Further Assurance..................................................     5
  Authorization of Supplemental Indenture............................     5
  Consideration for Supplemental Indenture...........................     5


                                   PART I.

                         CREATION OF
                               SERIES OF BONDS

                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                 SERIES
Sec. 1. Certain terms of Bonds of       Series   .....................     6
Sec. 2. Redemption of Bonds of          Series   .....................     7
Sec. 3. Redemption of Bonds of     Series   in event of acceleration
        of       Secured Notes .......................................     8
Sec. 4. Form of Bonds of       Series   ..............................     8
        Form of Trustee's Certificate.................................    13


                                   PART II.

                          RECORDING AND FILING DATA

Recording and filing of Original Indenture...........................    14
Recording and filing of Supplemental Indentures......................    14
Recording of Certificates of Provision for Payment...................    19


                                  PART III.

                                 THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee...............    19


                                   PART IV.

                                MISCELLANEOUS

Confirmation of Section 318(c) of Trust Indenture Act................    19
Execution in Counterparts............................................    19
Testimonium..........................................................    20
Execution............................................................    20
Acknowledgment of execution by Company...............................    20
Acknowledgment of execution by Trustee...............................    21
Affidavit as to consideration and good faith.........................    22

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

                                        1

PARTIES.               SUPPLEMENTAL INDENTURE, dated as of the      day of        , in the year
                     one thousand nine hundred and ninety-four, between THE DETROIT EDISON
                     COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan,
                     The City and State of New York, as Trustee under the Mortgage and Deed of
                     Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL               WHEREAS, the Company has heretofore executed and delivered its Mortgage
INDENTURE AND        and Deed of Trust (hereinafter referred to as the "Original Indenture"),
SUPPLEMENTALS.       dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1,
                     1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1,
                     1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1,
                     1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954,
                     May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                     1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                     November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January
                     15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15,
                     1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                     1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979,
                     July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                     April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                     1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                     1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                     January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June
                     15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1,
                     1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991,
                     November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992,
                     July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992,
                     January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                     1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993 and
                     March 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994 and August 1,
                     1995 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF               WHEREAS, the Indenture provides that said bonds shall be issuable in one
BONDS UNDER          or more series, and makes provision that the rates of interest and dates
INDENTURE.           for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the
                     Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE       WHEREAS, bonds in the principal amount of ($   )have heretofore been issued
ISSUED.              under the indenture as follows, viz:


                             [UPDATE AS NECCESSARY]

                          (1)  Bonds of Series A                 -- Principal Amount $26,016,000,
                          (2)  Bonds of Series B                 -- Principal Amount $23,000,000,
                          (3)  Bonds of Series C                 -- Principal Amount $20,000,000,
                          (4)  Bonds of Series D                 -- Principal Amount $50,000,000,
                          (5)  Bonds of Series E                 -- Principal Amount $15,000,000,
                          (6)  Bonds of Series F                 -- Principal Amount $49,000,000,
                          (7)  Bonds of Series G                 -- Principal Amount $35,000,000,
                          (8)  Bonds of Series H                 -- Principal Amount $50,000,000,
                          (9)  Bonds of Series I                 -- Principal Amount $60,000,000,
                         (10)  Bonds of Series J                 -- Principal Amount $35,000,000,
                         (11)  Bonds of Series K                 -- Principal Amount $40,000,000,

                                        2

                         (12)  Bonds of Series L                 -- Principal Amount $24,000,000,
                         (13)  Bonds of Series M                 -- Principal Amount $40,000,000,
                         (14)  Bonds of Series N                 -- Principal Amount $40,000,000,
                         (15)  Bonds of Series O                 -- Principal Amount $60,000,000,
                         (16)  Bonds of Series P                 -- Principal Amount $70,000,000,
                         (17)  Bonds of Series Q                 -- Principal Amount $40,000,000,
                         (18)  Bonds of Series W                 -- Principal Amount $50,000,000,
                         (19)  Bonds of Series AA                -- Principal Amount $100,000,000,
                         (20)  Bonds of Series BB                -- Principal Amount $50,000,000,
                         (21)  Bonds of Series CC                -- Principal Amount $50,000,000,
                         (22)  Bonds of Series UU                -- Principal Amount $100,000,000,
                      (23-31)  Bonds of Series DDP Nos. 1-9      -- Principal Amount $14,305,000,
                      (32-45)  Bonds of Series FFR Nos. 1-14     -- Principal Amount $45,600,000,
                      (46-67)  Bonds of Series GGP Nos. 1-22     -- Principal Amount $42,300,000,
                         (68)  Bonds of Series HH                -- Principal Amount $50,000,000,
                      (69-90)  Bonds of Series IIP Nos. 1-22     -- Principal Amount $3,750,000,
                      (91-98)  Bonds of Series JJP Nos. 1-8      -- Principal Amount $6,850,000,
                     (99-106)  Bonds of Series KKP Nos. 1-8      -- Principal Amount $14,890,000,
                    (107-121)  Bonds of Series LLP Nos. 1-15     -- Principal Amount $8,850,000,
                    (122-142)  Bonds of Series NNP Nos. 1-21     -- Principal Amount $47,950,000,
                    (143-160)  Bonds of Series OOP Nos. 1-18     -- Principal Amount $18,880,000,
                    (161-178)  Bonds of Series QQP Nos. 1-18     -- Principal Amount $13,215,000,
                    (179-193)  Bonds of Series TTP Nos. 1-15     -- Principal Amount $3,800,000,
                        (194)  Bonds of 1980 Series A            -- Principal Amount $50,000,000,
                    (195-219)  Bonds of 1980 Series CP Nos. 1-25 -- Principal Amount $35,000,000,
                    (220-230)  Bonds of 1980 Series DP Nos. 1-11 -- Principal Amount $10,750,000,
                    (231-246)  Bonds of 1981 Series AP Nos. 1-16 -- Principal Amount $124,000,000,
                        (247)  Bonds of 1985 Series A            -- Principal Amount $35,000,000,
                        (248)  Bonds of 1985 Series B            -- Principal Amount $50,000,000,
                        (249)  Bonds of Series PP                -- Principal Amount $70,000,000,
                        (250)  Bonds of Series RR                -- Principal Amount $70,000,000,
                        (251)  Bonds of Series EE                -- Principal Amount $50,000,000,
                    (252-253)  Bonds of Series MMP and MMP No. 2 -- Principal Amount $5,430,000,

                        (254)  Bonds of Series T                 -- Principal Amount $75,000,000,
                        (255)  Bonds of Series U                 -- Principal Amount $75,000,000,
                        (256)  Bonds of 1986 Series B            -- Principal Amount $100,000,000,
                        (257)  Bonds of 1987 Series D            -- Principal Amount $250,000,000,
                        (258)  Bonds of 1987 Series E            -- Principal Amount $150,000,000,
                        (259)  Bonds of 1987 Series C            -- Principal Amount $225,000,000,
                        (260)  Bonds of Series V                 -- Principal Amount $100,000,000,
                        (261)  Bonds of Series SS                -- Principal Amount $150,000,000,
                        (262)  Bonds of 1980 Series B            -- Principal Amount $100,000,000,
                        (263)  Bonds of 1986 Series C            -- Principal Amount $200,000,000,
                        (264)  Bonds of 1986 Series A            -- Principal Amount $200,000,000,
                        (265)  Bonds of 1987 Series B            -- Principal Amount $175,000,000,
                        (266)  Bonds of Series X                 -- Principal Amount $100,000,000,
                        (267)  Bonds of 1987 Series F            -- Principal Amount $200,000,000,
                        (268)  Bonds of 1987 Series A            -- Principal Amount $300,000,000,
                        (269)  Bonds of Series Y                 -- Principal Amount $60,000,000,
                        (270)  Bonds of Series Z                 -- Principal Amount $100,000,000,

                   all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                   (271) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;


         (272) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

         (273-278) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars ($193,290,000), all of which are outstanding at the date hereof;

         (279) Bonds of Series QQP No. 19 in the principal amount of Four hundred thirty-five thousand dollars ($435,000), all of which are outstanding at the date hereof;

         (280) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

         (281) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

         (282) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000) of which One hundred thirty-one million seven hundred fifteen thousand dollars ($131,715,000) principal amount have heretofore been retired and One hundred sixty-eight million two hundred eighty-five thousand dollars ($168,285,000) principal amount are outstanding at the date hereof;

         (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

         (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Twenty-five million one hundred sixteen thousand dollars ($25,116,000) principal amount have heretofore been retired and One hundred sixty-nine million five hundred thirty-three thousand dollars ($169,533,000) principal amount are outstanding at the date hereof;

         (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Thirty-eight million sixty-four thousand dollars ($38,064,000) principal amount have heretofore been retired and Two hundred eighteen million eight hundred sixty-eight thousand dollars ($218,868,000) principal amount are outstanding at the date hereof;

         (286) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Thirteen million six hundred seventy-six thousand dollars ($13,676,000) principal amount have heretofore been retired and Seventy-one million seven hundred ninety-nine thousand dollars ($71,799,000) principal amount are outstanding at the date hereof;

         (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

         (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

         (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

         (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

         (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

         (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;


                  (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars
                  ($20,975,000), all of which are outstanding at the date hereof;

                  (294) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                  (295) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                  (296) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                  (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                  (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                  (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                  (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                  (301) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), all of which are outstanding at the date hereof;

                  (302) Bonds of 1993 Series D in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                  (303) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars
                  ($5,685,000), all of which are outstanding at the date hereof;

                  (304) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                  (305) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                  (306) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars
                  ($5,825,000), all of which are outstanding at the date hereof;

                  (307) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                  (308) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                  (309) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;

                  and, accordingly, of the bonds so issued,        dollars
                  principal ($     )amount are outstanding at the date hereof;
                  and

REASON FOR          WHEREAS, the Company intends to issue and sell a series of
CREATION OF       its debt securities entitled "Remarketed Secured Notes
NEW SERIES.       Series Due (hereinafter referred to as "Secured
                  Notes,       "); and

                    WHEREAS, the Secured Notes,        , will be issued pursuant
                  to a Collateral Trust Indenture, dated as of as amended, and as further amended by a Supplemental Indenture, dated as
                  of         , between the Company and Bankers Trust Company, as
                  Note Trustee (the Collateral Trust Indenture, as amended, and as further amended by the Supplemental Indenture being
                  hereinafter referred to  as the "Note Indenture"); and




                                        5

                       WHEREAS, pursuant to the Note Indenture the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under the Note Indenture and with
                     respect to the Secured Notes,          ; and

                       WHEREAS, for such purposes the Company desires to issue a new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

BONDS TO BE            WHEREAS, the Company desires by this Supplemental Indenture to create a
  SERIES  .          new series of bonds, to be designated "General and Refunding Mortgage
                     Bonds,         Series  "; and

FURTHER                WHEREAS, the Original Indenture, by its terms, includes in the property
ASSURANCE.           subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the
                     Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION          WHEREAS, the Company in the exercise of the powers and authority
OF SUPPLEMENTAL      conferred upon and reserved to it under and by virtue of the provisions of
INDENTURE.           the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                       WHEREAS, all conditions and requirements necessary to make this
                     Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION          NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison
FOR SUPPLEMENTAL     Company, in consideration of the premises and of the covenants contained
INDENTURE.           in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                        6

                                   PART I.
                               CREATION OF
                               SERIES OF BONDS.
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                     SERIES

CERTAIN TERMS          SECTION 1. The Company hereby creates the        series of
OF BONDS OF          bonds to be issued under and secured by the Original Indenture as amended
     SERIES.         to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by
                     the title "General and Refunding Mortgage Bonds,         Series   "
                     (elsewhere herein referred to as the "bonds of      Series   "). The
                     aggregate principal amount of bonds of      Series   shall be limited to
                                         million dollars ($             ), except as provided
                     in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       Each bond of    Series   is to be irrevocably assigned to, and
                     registered in the name of, Bankers Trust Company, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the Note Indenture between the Note Indenture Trustee and the Company, to secure payment of
                     the Company's Secured Notes,    .

                       The bonds of     Series   shall be issued as registered bonds without
                     coupons in denominations of a multiple of $100,000. The bonds of
                         Series   shall be issued in the aggregate principal amount of
                     $             , shall mature on                 and shall bear interest at
                     a maximum rate of 15% per annum (unless such maximum rate shall be increased by resolution of the Company's Board of Directors and set forth in an additional Supplemental Indenture between the Company and the
                     Trustee) or such lesser amount as shall be provided for in the Note
                     Indenture on such date or dates provided for in the Note Indenture and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                       The bonds of     Series   shall be payable as to principal, premium, if
                     any, and interest as provided in the Indenture, but only to the extent and
                     in the manner herein provided. The bonds of    Series   shall be payable, both
                     as to principal and interest, at the office or agency of the Company in the
                     Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                       Except as provided herein, each bond of    Series   shall be dated the
                     date of its authentication and interest shall be payable on the principal represented thereby as provided in the Note Indenture.

                       The bonds of     Series   in definitive form shall be, at the election
                     of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of
                     Series   ). Until bonds of     Series   in definitive form are ready for
                     delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof,   bonds of
                         Series   in temporary form, as provided in Section 10 of Article II of the
                     Indenture. Temporary bonds of    Series   , if any, may be printed and
                     may be issued in authorized denominations in substantially the form of
                     definitive bonds of     Series   , but with such omissions, insertions
                     and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                        7

                     Bonds of      Series   shall not be assignable or transferable except as
                     may be set forth under Section 405 of the Note Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of
                     Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee)
                     in form approved by the Company duly executed by the holder or by its duly
                     authorized attorney. Bonds of      Series   shall in the same manner be
                     exchangeable for a like aggregate principal amount of
                     bonds of      Series upon the terms and conditions
                     specified herein and in Section 7 of Article II of the
                     Indenture. The Company waives its rights under Section 7 of
                     Article II of the Indenture not to make exchanges or
                     transfers of bonds of Series   , during any period of ten
                     days next preceding any redemption date for such bonds.

                       Bonds of     Series   , in definitive and temporary form, may bear such
                     legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note
                     Indenture.

                       Upon payment of the principal or premium, if any, or interest on the
                     Secured Notes,      whether at maturity or prior to maturity by
                     redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of
                          Series   in a principal amount equal to the principal amount of such
                     Secured Notes     ,      shall, to the extent of such payment of principal,
                     premium or interest, be deemed fully paid and the obligation of the
                     Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION             SECTION 2. Bonds of      Series   shall be redeemed on the respective
OF BONDS OF          dates and in the respective principal amounts which correspond to the
    SERIES.          redemption dates for, and the principal amounts to be redeemed of, the
                     Secured Notes      .

                     In the event the Company elects to redeem any Secured
                     Notes,       prior to maturity in accordance with the
                     provisions of the Note Indenture, the Company shall on the
                     same date redeem bonds of      Series   in principal amounts and
                     at redemption prices corresponding to the Secured Notes, so redeemed. The Company agrees to give the Trustee notice of
                     any such redemption of bonds of      Series     on the same date
                     as it gives notice of redemption of Secured Notes,      to the
                     Note Indenture Trustee.



                                        8

REDEMPTION               SECTION 3. In the event of an Event of Default under the Note Indenture
OF BONDS OF            and the acceleration of all Secured Notes,      , the bonds of       Series
SERIES  IN EVENT OF    shall be redeemable in whole upon receipt by the Trustee of a written
ACCELERATION           demand (hereinafter called a "Redemption Demand") from the Note Indenture
OF SECURED NOTES  .    Trustee stating that there has occurred under the Note Indenture both an
                       Event of Default and a declaration of acceleration of payment of
                             ,principal, accrued interest and premium, if any, on the Secured Notes, specifying the last date to which interest on the Secured Notes, has been paid (such date being hereinafter referred to as the
                       "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such
                       Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the
                       Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may
                       be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the
                       Trustee shall not have received such notice fixing the Demand Redemption
                       Date on or before the 10th day preceding the earlier of such dates, the
                       Demand Redemption Date shall be deemed to be the earlier of such dates.
                       The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Note
                       Indenture Trustee not more than ten nor less than five days prior to the
                       Demand Redemption Date.

                         Each bond       of Series  shall be redeemed by the Company on the Demand
                       Redemption Date therefore upon surrender thereof by the Note Indenture
                       Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such
                       Demand Redemption Date on all Secured Notes,         ; provided, however,
                       that in the event of a receipt by the Trustee of a notice that, pursuant to Section 613 of the Note Indenture, the Note Indenture Trustee has
                       terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture
                       Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                         Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS            SECTION 4. The bonds of               Series  and the form of Trustee's
OF     SERIES  .       Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                        9

                            [FORM OF FACE OF BOND]
                          THE DETROIT EDISON COMPANY
                     GENERAL AND REFUNDING MORTGAGE BOND
                            SERIES  , DUE          ,

                       Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture,
                     dated as of June 30, 1993, as amended, and as further amended as of      ,
                               between The Detroit Edison Company and Bankers Trust Company, as
                     Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                     $.........                                                  No..........

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bankers Trust Company, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City
                     and State of New York, the principal sum of            dollars
                     ($           ) in lawful money of the United States of America on the date specified in the title hereof and interest thereon on such date or dates provided for in a Collateral Trust Indenture, dated as of June 30, 1993,
                     as amended and as further amended as of                ,         (hereinafter
                     called the "Note Trust Indenture"), between the Company and Bankers Trust
                     Company, as Note Trustee (hereinafter called the "Note Indenture
                     Trustee"). This bond of        Series  shall bear interest at a maximum rate
                     of 15% per annum (unless such maximum rate shall be increased by resolution of the Company's Board of Directors and set forth in an additional Supplemental Indenture between the Company and the Trustee) or such lessor amount as shall be provided in the Note Trust Indenture on such date or dates provided for in the Note Trust Indenture and thereafter until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       This bond was originally issued to the Note Indenture Trustee so as to
                     secure the payment of the Company's Remarketed Secured Notes,        Series
                     (hereinafter referred to as "Secured Notes,       "). Payments of
                     principal of, or premium, if any, or interest on, the Secured Notes, shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                       Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by its Chairman of the Board and its Vice President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an Assistant Corporate Secretary with his or her manual or facsimile signature.


Dated:                                      THE DETROIT EDISON COMPANY

                                            By ............................
                                               Chairman of the Board


                                               ............................
                                               Vice President
Attest:                                        and Treasurer
 ............................
Corporate Secretary

                          [FORM OF REVERSE OF BOND]

           This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a
         series of General and Refunding Mortgage Bonds known as       Series  ,
         limited to an aggregate principal amount of $             , except as
         otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture)
         by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental
         thereto (including the Supplemental Indenture dated as of         ,   )
         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including
         the Supplemental Indenture dated as of                ,        , are
         hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said
         Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

           This bond is redeemable upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Trust Indenture and the acceleration of the
         principal of the Secured Notes,       .

           Under the Indenture, funds may be deposited with the Trustee
         (which shall have become available for payment), in advance of the
         redemption date of any of the bonds of        Series  (or portions
         thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

           In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         Upon payment of the principal of, or premium, if any, or
         interest on, the Secured Notes,     whether at maturity or prior to
         maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IV of the Note
         Trust Indenture, bonds of     Series  in a principal amount equal to
         the principal amount of such Secured Notes,     and having both a
         corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

         This bond is not assignable or transferable except as set forth under Section 405 of the Note Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

         No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated
TRUSTEE'S            therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                                  BANKERS TRUST COMPANY,
                                                                      as Trustee

                                                  By ...........................
                                                      Authorized Officer

                                       14

                                   PART II.

                          RECORDING AND FILING DATA
RECORDING AND            The Original Indenture and indentures supplemental thereto have been
FILING OF ORIGINAL     recorded and/or filed and Certificates of Provision for Payment have been
INDENTURE.             recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of
                       Deeds of certain counties in the State of Michigan as set forth in the
                       Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee
                       County, Michigan as set forth in the Supplemental Indenture dated as of
                       May 1, 1974, has been filed in the Office of the Secretary of State of
                       Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND            Pursuant to the terms and provisions of the Original Indenture,
FILING OF              indentures supplemental thereto heretofore entered into have been recorded
SUPPLEMENTAL           as a real estate mortgage and/or filed as a chattel mortgage or as a
INDENTURES.            financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of
                       State of Michigan and the Office of the Interstate Commerce Commission, as
                       set forth in supplemental indentures as follows:

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                              --------------                  ------------        ------------------
                    June 1, 1925(a)(b)................    Series B Bonds               February 1, 1940
                    August 1, 1927(a)(b)..............    Series C Bonds               February 1, 1940
                    February 1, 1931(a)(b)............    Series D Bonds               February 1, 1940
                    June 1, 1931(a)(b)................    Subject Properties           February 1, 1940
                    October 1, 1932(a)(b).............    Series E Bonds               February 1, 1940
                    September 25, 1935(a)(b)..........    Series F Bonds               February 1, 1940
                    September 1, 1936(a)(b)...........    Series G Bonds               February 1, 1940
                    November 1, 1936(a)(b)............    Subject Properties           February 1, 1940
                    February 1, 1940(a)(b)............    Subject Properties           September 1, 1947
                    December 1, 1940(a)(b)............    Series H Bonds and Addi-     September 1, 1947
                                                            tional Provisions
                    September 1, 1947(a)(b)(c)........    Series I Bonds,              November 15, 1951
                                                            Subject Properties and
                                                            Additional Provisions
                    March 1, 1950(a)(b)(c)............    Series J Bonds               November 15, 1951
                                                            and Additional Provi-
                                                            sions
                    November 15, 1951(a)(b)(c)........    Series K Bonds               January 15, 1953
                                                            Additional Provisions
                                                            and Subject Properties
                    January 15, 1953(a)(b)............    Series L Bonds               May 1, 1953
                    May 1, 1953(a)....................    Series M Bonds               March 15, 1954
                                                            and Subject Properties
                    March 15, 1954(a)(c)..............    Series N Bonds               May 15, 1955
                                                            and Subject Properties
                    May 15, 1955(a)(c)................    Series O Bonds               August 15, 1957
                                                            and Subject Properties
                    August 15, 1957(a)(c).............    Series P Bonds               June 1, 1959
                                                            Additional Provisions
                                                            and Subject Properties
                    June 1, 1959(a)(c)................    Series Q Bonds               December 1, 1966
                                                            and Subject Properties
                    December 1, 1966(a)(c)............    Series R Bonds               October 1, 1968
                                                            Additional Provisions
                                                            and Subject Properties

                                       15

                                                                                      RECORDED AND/OR
                                                                                     FILED AS SET FORTH
                                                                                             IN
                               SUPPLEMENTAL                    PURPOSE OF               SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL               INDENTURE
                               DATED AS OF                     INDENTURE                DATED AS OF:
                               ------------                   ------------          ------------------
                    October 1, 1968(a)(c).............    Series S Bonds               December 1, 1969
                                                            and Subject Properties
                    December 1, 1969(a)(c)............    Series T Bonds               July 1, 1970
                                                            and Subject Properties
                    July 1, 1970(c)...................    Series U Bonds               December 15, 1970
                                                            and Subject Properties
                    December 15, 1970(c)..............    Series V and                 June 15, 1971
                                                            Series W Bonds
                    June 15, 1971(c)..................    Series X Bonds               November 15, 1971
                                                            and Subject Properties
                    November 15, 1971(c)..............    Series Y Bonds               January 15, 1973
                                                            and Subject Properties
                    January 15, 1973(c)...............    Series Z Bonds               May 1, 1974
                                                            and Subject Properties
                    May 1, 1974.......................    Series AA Bonds              October 1, 1974
                                                            and Subject Properties
                    October 1, 1974...................    Series BB Bonds              January 15, 1975
                                                            and Subject Properties
                    January 15, 1975..................    Series CC Bonds              November 1, 1975
                                                            and Subject Properties
                    November 1, 1975..................    Series DDP Nos. 1-9          December 15, 1975
                                                            Bonds and Subject
                                                            Properties
                    December 15, 1975.................    Series EE Bonds              February 1, 1976
                                                            and Subject Properties
                    February 1, 1976..................    Series FFR Nos. 1-13         June 15, 1976
                                                            Bonds
                    June 15, 1976.....................    Series GGP Nos. 1-7          July 15, 1976
                                                            Bonds and Subject
                                                            Properties
                    July 15, 1976.....................    Series HH Bonds              February 15, 1977
                                                            and Subject Properties
                    February 15, 1977.................    Series MMP Bonds and         March 1, 1977
                                                            Subject Properties
                    March 1, 1977.....................    Series IIP Nos. 1-7          June 15, 1977
                                                            Bonds, Series JJP Nos.
                                                            1-7 Bonds, Series KKP
                                                            Nos. 1-7 Bonds and
                                                            Series LLP Nos. 1-7
                                                            Bonds
                    June 15, 1977.....................    Series FFR No. 14 Bonds      July 1, 1977
                                                            and Subject Properties
                    July 1, 1977......................    Series NNP Nos. 1-7          October 1, 1977
                                                            Bonds and Subject
                                                            Properties
                    October 1, 1977...................    Series GGP Nos. 8-22         June 1, 1978
                                                            Bonds and Series OOP
                                                            Nos. 1-17 Bonds and
                                                            Subject Properties
                    June 1, 1978......................    Series PP Bonds,             October 15, 1978
                                                            Series QQP Nos. 1-9
                                                            Bonds and Subject
                                                            Properties
                    October 15, 1978..................    Series RR Bonds              March 15, 1979
                                                            and Subject Properties
                    March 15, 1979....................    Series SS Bonds              July 1, 1979
                                                            and Subject Properties

                                       16

                                                                                      RECORDED AND/OR
                                                                                     FILED AS SET FORTH
                                                                                             IN
                               SUPPLEMENTAL                    PURPOSE OF               SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL               INDENTURE
                               DATED AS OF                     INDENTURE                DATED AS OF:
                               ------------                   ------------           ------------------
                    July 1, 1979......................    Series IIP Nos. 8-22         September 1, 1979
                                                            Bonds, Series NNP Nos.
                                                            8-21 Bonds and Series
                                                            TTP Nos. 1-15 Bonds
                                                            and Subject Properties
                    September 1, 1979.................    Series JJP No. 8 Bonds,      September 15, 1979
                                                            Series KKP No. 8
                                                            Bonds, Series LLP Nos.
                                                            8-15 Bonds, Series MMP
                                                            No. 2 Bonds and Series
                                                            OOP No. 18 Bonds and
                                                            Subject Properties
                    September 15, 1979................    Series UU Bonds              January 1, 1980
                    January 1, 1980...................    1980 Series A Bonds and      April 1, 1980
                                                            Subject Properties
                    April 1, 1980.....................    1980 Series B Bonds          August 15, 1980
                    August 15, 1980...................    Series QQP Nos. 10-19        August 1, 1981
                                                            Bonds, 1980 Series CP
                                                            Nos. 1-12 Bonds and
                                                            1980 Series DP No.
                                                            1-11 Bonds and Subject
                                                            Properties
                    August 1, 1981....................    1980 Series CP Nos.          November 1, 1981
                                                            13-25 Bonds and
                                                            Subject Properties
                    November 1, 1981..................    1981 Series AP Nos. 1-12     June 30, 1982
                                                            Bonds
                    June 30, 1982.....................    Article XIV                  August 15, 1982
                                                            Reconfirmation
                    August 15, 1982...................    1981 Series AP Nos.          June 1, 1983
                                                            13-14 and Subject
                                                            Properties
                    June 1, 1983......................    1981 Series AP Nos.          October 1, 1984
                                                            15-16 and Subject
                                                            Properties
                    October 1, 1984...................    1984 Series AP and 1984      May 1, 1985
                                                            Series BP Bonds and
                                                            Subject Properties
                    May 1, 1985.......................    1985 Series A Bonds          May 15, 1985
                    May 15, 1985......................    1985 Series B Bonds and      October 15, 1985
                                                            Subject Properties
                    October 15, 1985..................    Series KKP No. 9 Bonds       April 1, 1986
                                                            and Subject Properties

                                       17

                                                                                      RECORDED AND/OR
                                                                                     FILED AS SET FORTH
                                                                                             IN
                               SUPPLEMENTAL                    PURPOSE OF               SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL               INDENTURE
                               DATED AS OF                     INDENTURE                DATED AS OF:
                               ------------                   -------------          ------------------
                    April 1, 1986.....................    1986 Series A and            August 15, 1986
                                                          Subject Properties
                    August 15, 1986...................    1986 Series B and            November 30, 1986
                                                          Subject Properties
                    November 30, 1986.................    1986 Series C                January 31, 1987
                    January 31, 1987..................    1987 Series A                April 1, 1987
                    April 1, 1987.....................    1987 Series B and 1987       August 15, 1987
                                                            Series C
                    August 15, 1987...................    1987 Series D and 1987       November 30, 1987
                                                            Series E and Subject
                                                            Properties
                    November 30, 1987.................    1987 Series F                June 15, 1989
                    June 15, 1989.....................    1989 Series A                July 15, 1989
                    July 15, 1989.....................    Series KKP No. 10            December 1, 1989
                    December 1, 1989..................    Series KKP No. 11 and        February 15, 1990
                                                            1989 Series BP
                    February 15, 1990.................    1990 Series A, 1990          November 1, 1990
                                                            Series B, 1990 Series
                                                            C, 1990 Series D, 1990
                                                            Series E and 1990
                                                            Series F
                    November 1, 1990..................    Series KKP No. 12            April 1, 1991
                    April 1, 1991.....................    1991 Series AP               May 1, 1991
                    May 1, 1991.......................    1991 Series BP and 1991      May 15, 1991
                                                            Series CP
                    May 15, 1991......................    1991 Series DP               September 1, 1991
                    September 1, 1991.................    1991 Series EP               November 1, 1991
                    November 1, 1991..................    1991 Series FP               January 15, 1992
                    January 15, 1992..................    1992 Series BP               February 29, 1992
                                                                                     and April 15, 1992
                    February 29, 1992.................    1992 Series AP               April 15, 1992
                    April 15, 1992....................    Series KKP No. 13            July 15, 1992
                    July 15, 1992.....................    1992 Series CP               November 30, 1992
                    July 31, 1992.....................    1992 Series D                November 30, 1992
                    November 30, 1992.................    1992 Series E and 1993       March 15, 1993
                                                            Series D
                    December 15, 1992.................    Series KKP No. 14 and        March 15, 1992
                                                            1989 Series BP No. 2
                    January 1, 1993...................    1993 Series C                April 1, 1993
                    March 1, 1993.....................    1993 Series E                June 30, 1993
                    March 15, 1993....................    1993 Series D                September 15, 1993
                    April 1, 1993.....................    1993 Series FP and 1993      September 15, 1993
                                                            Series IP
                    April 26, 1993....................    1993 Series G and            September 15, 1993
                                                            Amendment of Article
                                                            II, Section 5
                    May 31, 1993......................    1993 Series J                September 15, 1993
                    September 15, 1993................    1993 Series K                March 1, 1994

                                    [UPDATE]
                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

         Further, pursuant to the terms and provisions of the Original
         Indenture, a Supplemental Indenture dated as           , providing for
         the terms of bonds to be issued thereunder of series has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a
         financing statement on           , 1994 (Filing No. ), has been filed
         and recorded in the Office of the Interstate Commerce Commission
         (Recordation No. 5485-      ) on           , _______, and has been
         recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:


                                                                            LIBER
                                                                              OF
                                                                            MORTGAGES
                                                                              OR
                                                                            COUNTY
                              COUNTY                    RECORDED            RECORDS         PAGE
                   -----------------------------   ------------------       ------       ----------

                   Genesee......................

                   Huron........................

                   Ingham.......................

                   Lapeer.......................

                   Lenawee......................

                   Livingston...................

                   Macomb.......................

                   Mason........................

                   Monroe.......................

                   Oakland......................

                   Sanilac......................

                   St. Clair....................

                   Tuscola......................

                   Washtenaw....................

                   Wayne........................

                                       19

RECORDING OF         All the bonds of Series A which were issued under the Original
CERTIFICATES         Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H,
OF PROVISION         I, J, K, L, M, N, O, P, Q, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos.
FOR PAYMENT.         1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP
                     Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU,
                     1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981
                     Series AP Nos. 1-16, 1985 Series A, 1985 Series B, 1987 Series A, PP, RR,
                     EE, MMP and MMP No. 2 which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                     October 1, 1932, September 25, 1935, September 1, 1936, December 1, 1940,
                     September 1, 1947, November 15, 1951, January 15, 1953, May 1, 1953, March
                     15, 1954, May 15, 1955, August 15, 1957, December 15, 1970, November 15,
                     1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975,
                     November 1, 1975, February 1, 1976, June 15, 1976, July 15, 1976, October
                     1, 1977, March 1, 1977, July 1, 1979, March 1, 1977, March 1, 1977, March
                     1, 1977, September 1, 1979, July 1, 1977, July 1, 1979, September 15,
                     1979, October 1, 1977, June 1, 1978, October 1, 1977, July 1, 1979,
                     January 1, 1980, August 15, 1980, November 1, 1981, May 1, 1985, May 15,
                     1985, January 31, 1987, June 1, 1978, October 15, 1978, December 15, 1975,
                     February 15, 1977, and September 1, 1979 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and
                     Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of
                     Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K,
                     L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP
                     No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                    [UPDATE]

                                  PART III.

                                 THE TRUSTEE.

TERMS AND            The Trustee hereby accepts the trust hereby declared and provided, and
CONDITIONS OF        agrees to perform the same upon the terms and conditions in the Original
ACCEPTANCE OF        Indenture, as amended to date and as supplemented by this Supplemental
TRUST BY TRUSTEE.    Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                     The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                   PART IV.

                                MISCELLANEOUS.

CONFIRMATION OF      Except to the extent specifically provided therein, no provision of
SECTION 318(C) OF    this supplemental indenture or any future supplemental indenture is
TRUST INDENTURE      intended to modify, and the parties do hereby adopt and confirm, the
ACT.                 provisions of Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15,
                     1990.

EXECUTION IN         THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY
COUNTERPARTS.        NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO
                     BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE
                     AND THE SAME INSTRUMENT.

TESTIMONIUM.   IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANKERS TRUST
               COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR
               RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE
               BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS,
               TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR
               RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE
               SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND
               YEAR FIRST ABOVE WRITTEN.

                                                   THE DETROIT EDISON COMPANY,
                    (Corporate Seal)               By
                                                     --------------------------
                                                      C. C. Arvani
                                                      Assistant Treasurer
EXECUTION.          Attest:

                    ------------------------------
                    Ronald J. Gdowski
                    Assistant Corporate Secretary

                    Signed, sealed and delivered by THE
                    DETROIT EDISON COMPANY, in the
                    presence of

                    -------------------------------
                    Jack L. Somers

                    -------------------------------
                    Cathy M. Lewis


                    STATE OF MICHIGAN
                                         SS.:
                    COUNTY OF WAYNE

ACKNOWLEDGMENT      On this      day of            ,       , before me, the
OF EXECUTION        subscriber, a Notary Public within and for the County of
BY COMPANY.         Wayne, in the State of Michigan, personally appeared C. C.
                    Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of
                    THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument;
                    that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said C. C. Arvani, acknowledged said instrument to be the free act and deed of said corporation.


                                            --------------------------
                 (Notarial Seal)            Judith Thun, Notary Public
                                            Wayne County, MI
                                            My Commission Expires March 4, 1995

                                       21
                                                          BANKERS TRUST COMPANY,

                    (Corporate Seal)                      By
                                                            -------------------
                                                                R.T. Gorman
                                                               Vice President

                    Attest:

                    -------------------------
                         Shikha Dombek
                       Assistant Secretary

                    Signed, sealed and delivered by
                    BANKERS TRUST COMPANY, in the
                    presence of


                    -------------------------
                         John Florio

                    -------------------------
                         Scott Thiel


                             STATE OF NEW YORK
                                                SS.:
                             COUNTY OF NEW YORK


ACKNOWLEDGMENT       On this      day of           ,      , before me, the
OF EXECUTION         subscriber, a Notary Public within and for the County of
BY TRUSTEE.          Kings, in the State of New York, personally appeared R.T.
                     Gorman, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany Street, New York, New York 10015, and he is
                     Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority;
                     and said R.T. Gorman acknowledged said instrument to be the free act and deed of said corporation.

        (Notarial Seal)
                                             Notary Public, State of New York
                                             No.
                                             Qualified in Kings County
                                             Commission Expires

                                       22
STATE OF MICHIGAN
                     SS.:
COUNTY OF WAYNE


AFFIDAVIT AS TO      C. C. Arvani, being duly sworn, says: that he is the
CONSIDERATION        Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.      Mortgagor named in the foregoing instrument, and that he
                     has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.


                                                        ----------------------
                                                             C. C. Arvani

                     Sworn to before me this      day of
                                    ,


                     -------------------------------------
                                 Notary Public
                               Wayne County, MI
                             My Commission Expires


                     (Notarial Seal)

              This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan 48226